CASTLE  |
                       CONVERTIBLE  | Meeting the challenge
                              FUND, | of investing
                               INC. |



                                 Annual Report
                                October 31, 1996





Dear Shareholder:

      After rebounding in the second quarter, the U.S. economy began to slow by the end of the summer. Employment gains continued into the third quarter but the rate of increase dropped well below the robust rate of the first half of the year. Solid growth in employment, together with wage gains and low inflation, boosted consumer sentiment. Retail sales, however, slowed during the summer and the rate of growth in installment debt also continued to decelerate. Despite the favorable outlook for consumer income and consumer sentiment, the weak pattern in retail sales this summer is likely to persist. Consumers have largely caught up on any purchases they might have put off, so we do not anticipate a surge in spending. Households will continue to pare back on debt. In the face of sluggish final demand, manufacturers and retailers will likely remain cautious so inventory rebuilding will proceed slowly. While capital spending will advance as companies upgrade operations to improve productivity in response to unrelenting competitive pressures, most firms will be cautious in adding new capacity. Because of these factors, we believe that the economy will remain soft through the end of the year and into 1997.

      Once the economic  statistics  started to confirm that the economic growth was indeed moderating, investors' fears of higher inflation and the risk of tighter Federal Reserve monetary policy began to recede. The yield on 30-year Treasury bonds, for example, dropped from a high of 7.17% reached in early September to 6.65% by the end of October. The Lehman Brothers Government/Corporate Bond Index, a conventional measure of the bond market, posted a total return of 3.90% for the three months ended October 31st. The stock market began to rally as well and went on to reach new highs by late October. The stock market, as measured by the S&P 500, generated a total return of 10.87% for the three month period ended October 31st. Castle Convertible Fund posted a total return of 6.63% on a NAV basis during the same three month period. The Fund's total return, again on a NAV basis, amounted to 10.85% for the first ten months of 1996.

      Upcoming reports supporting our outlook for moderate economic growth and modest inflation should keep long-term interest rates below 7% for the balance of the year. We believe that the stock market rally still has a ways to go. Given the favorable outlook for the bond and stock markets, we expect that Castle should continue to provide positive returns for its shareholders.


                                        Respectfully submitted,


                                        /s/ DAVID D. ALGER
                                        ----------------------------------------
                                        David D. Alger
                                        President

November 13, 1996


CASTLE CONVERTIBLE FUND, INC.
SCHEDULE OF INVESTMENTS
October 31, 1996

  Principal     Corporate Convertible
    Amount       Bonds--55.5%                             Value
-------------------------------------------------------------------


                AEROSPACE--3.6%
$   500,000     Diagnostic/Retrieval Systems,
                 Inc., Sr.  Sub. Cv. Notes, 9.00%,
                 10/1/03(a)                            $    635,000
  2,000,000     Rohr Industries Inc., Cv. Sub.
                 Deb., 7.00%, 10/1/12                     1,730,000
                                                       ------------
                                                          2,365,000
                                                       ------------
                BUILDING & CONSTRUCTION--1.4%
  1,000,000     Masco Corp., Cv. Sub. Deb.,
                 5.25%, 2/15/12                             965,000
                                                       ------------
                COMPUTER RELATED & BUSINESS
                 EQUIPMENT--7.2%
    750,000     National Semiconductor, Cv. Sub.
                 Notes, 6.50%, 10/1/02(a)                   702,188
    500,000     S3 Inc., Cv. Sub. Notes,
                 5.75%, 10/1/03(a)                          592,500
  1,850,000     Seagate Technologies, Inc., Cv.
                 Sub. Deb., 6.75%, 3/1/01                 2,072,000
    650,000     3Com Corporation, Cv. Sub. Notes,
                 10.25%, 11/1/01(a)                       1,347,938
                                                       ------------
                                                          4,714,626
                                                       ------------
                ENERGY--9.2%
  2,100,000     Ashland Inc., Cv. Sub. Deb.,
                 6.75%, 7/1/14                            2,144,625
  1,850,000     Consolidated Natural Gas, Cv. Sub.
                 Deb., 7.25%, 12/15/15                    1,988,750
  2,000,000     Enserch, (Eurodollar), Cv. Sub.
                 Deb., 6.375%, 4/1/02                     1,955,000
                                                       ------------
                                                          6,088,375
                                                       ------------
                FINANCIAL SERVICES--1.7%
  1,000,000     Leasing Solutions, Inc., Cv. Sub.
                 Notes, 6.875%, 10/1/03                   1,111,250
                                                       ------------
                HEALTHCARE--13.4%
  3,050,000     Beverly Enterprises, Cv. Sub. Deb.,
                 7.625%, 3/15/03                          2,897,500
  1,450,000     Centocor, Inc., (Eurodollar), Cv.
                 Sub. Deb., 6.75%, 10/16/01               1,384,750
  1,250,000     Ciba Geigy Corp., Exch. Sub.
                 Deb., 6.25%, 3/15/16                     1,259,375
  1,000,000     Medical Care International , Cv.
                 Sub. Deb., 6.75%, 10/1/06                1,012,500
  1,000,000     Medical Care International,
                 (Eurodollar), Cv. Sub. Deb.,
                 6.75%, 10/1/06                           1,012,500
    500,000     Sepracor Inc., Cv. Sub. Deb.,
                 7.00%, 12/1/02(a)                          525,000
    500,000     U.S. Diagnostic Labs, Inc., Cv.
                 Sub. Deb., 9.00%, 3/31/03(a)               755,000
                                                       ------------
                                                          8,846,625
                                                       ------------
                MACHINERY--.8%
    500,000     Robbins & Myers, Inc., Cv. Sub.
                 Notes, 6.50%, 9/1/03                       520,000
                                                       ------------
                MANUFACTURING--1.9%
$ 1,250,000     Quanex Corp., Cv. Sub. Deb.,
                 6.88%, 6/30/07                        $  1,290,625
                                                       ------------
                METALS--2.8%
  1,750,000     Inco Limited, Cv. Sub. Deb.,
                 7.75%, 3/15/16                           1,837,500
                                                       ------------
                POLLUTION CONTROL--1.4%
    500,000     U.S. Filter Corporation, Cv. Sub.
                 Notes, 6.00%, 9/15/05(a)                   952,500
                                                       ------------
                RETAILING--8.6%
  1,240,000     Fabri-Centers of America, Inc.,
                 Cv. Sub. Deb., 6.25%, 3/1/02             1,091,200
    500,000     Nine West Group Inc.,  Cv. Sub.
                 Notes, 5.50%, 7/15/03(a)                   516,875
  1,800,000     Price/Costco Inc., Cv. Sub. Deb.,
                 6.75%, 3/1/01                            1,892,250
  2,000,000     Waban Inc., Cv. Sub. Deb., 6.50%,
                 7/1/02                                   2,197,500
                                                       ------------
                                                          5,697,825
                                                       ------------
                TRANSPORTATION--3.5%
  2,000,000     Laidlaw Corp., Cv. Sub. Notes,
                 8.00%, 5/1/01                            2,280,000
                                                       ------------
                Total Corporate Convertible Bonds
                 (Cost $33,467,105)                      36,669,326
                                                       ------------

                Convertible Preferred
    Shares       Stocks--19.4%
-------------------------------------------------------------------
                BUILDING & CONSTRUCTION--2.3%
     30,000     Southdown Corp., Cv. 2.875%
                 Pfd., Series D                           1,500,000
                                                       ------------
                COMMUNICATIONS--1.9%
     15,000     Evergreen Media Corp., Cv. 6.00%
                 Exch. Pfd.                               1,252,500
                                                       ------------
                COMPUTER RELATED & BUSINESS
                 EQUIPMENT--.8%
     10,000     Wang Laboratories, $6.50 Cv. Pfd.,
                 Series B(a)                                526,250
                                                       ------------
                ENERGY--2.7%
     28,500     NorAm Financing I, 6.25% Cv.
                 Pfd.                                     1,816,875
                                                       ------------
                PAPER PACKAGING & FOREST
                 PRODUCTS--4.6%
     60,000     James River Corp., Dep. Shrs.,
                 $3.50 Exch. Pfd., Series L               3,007,500
                                                       ------------
                RAW MATERIAL PROCESSING--2.8%
     20,000     Bethlehem Steel Corporation, $5.00
                 Cum. Pfd                                 1,030,000
     15,000     Howell Corp., $3.50 Cum. Pfd.               791,250
                                                       ------------
                                                          1,821,250
                                                       ------------
                REAL ESTATE--1.5%
     40,000     Security Capital Investment Trust,
                 7.00%, Cv. Pfd.                            995,000
                                                       ------------
                MISCELLANEOUS--2.8%
     20,000     SCI Finance LLC, $3.125 Term Cv.
                 Shares, Series A                      $  1,880,000
                                                       ------------
                Total Convertible Preferred Stocks
                 (Cost $10,415,011)                      12,799,375
                                                       ------------
                Mandatory Convertible
                 Securities--8.6%

                COMMUNICATIONS--1.3%
     30,000     AirTouch Communications, 6.00%
                 Cv. Pfd., Class B, 8/16/99(d)              851,250
                                                       ------------
                PAPER PACKAGING & FOREST
                 PRODUCTS--1.6%
     12,000     Alco Standard, Dep. Shrs., $5.04
                 Cv. Pfd., Series BB, 10/1/98(d)          1,041,000
                                                       ------------
                PUBLISHING--2.7%
     20,000     Houghton Mifflin Company,
                 6.00% Exch. Notes, 8/1/99(c)             1,820,000
                                                       ------------
                ENERGY--1.2%
     30,100     MCN Corp., 8.75%, Pfd.,
                  4/30/99(d)                                827,750
                                                       ------------
                FINANCIAL SERVICES--1.8%
     45,000     The Money Store Inc., $1.72
                 Cv. Pfd., 12/1/99(d)                     1,170,000
                                                       ------------
                Total Mandatory Convertible
                 Securities (Cost $5,244,460)             5,710,000
                                                       ------------
                REAL ESTATE--1.1%
     30,000     General Growth Properties Inc.         $    757,500
                                                       ------------
                UTILITIES--9.2%
     52,000     American Electric Power Co., Inc.         2,158,000
     38,000     Oklahoma Gas & Electric Co.               1,486,750
     65,000     Public Service Colorado                   2,405,000
                                                       ------------
                                                          6,049,750
                                                       ------------
                Total Common Stocks
                 (Cost $4,952,625)                        6,807,250
                                                       ------------

   Principal    Short-Term Corporate
    Amount       Notes--7.1%
--------------

$   518,000     Dynamic Funding Corp., Series A,
                 5.35%, 11/6/96                             517,615
    369,000     Merrill Lynch & Co., Inc., 5.23%,
                 11/4/96                                    368,839
    500,000     New England Power Co., 5.24%,
                 11/4/96                                    499,782
  3,269,000     SunAmerica Inc., 5.28%, 11/6/96           3,266,602
                                                       ------------
                Total Short-Term Corporate Notes
                  (Cost $4,652,838)                       4,652,838
                                                       ------------

Total Investments
 (Cost $58,732,039)........................  100.9 %     66,638,789

Liabilities in Excess of Other Assets......    (.9)%       (588,556)
                                             ----------------------

Total Net Assets...........................  100.0%    $ 66,050,233
                                             ======================


<F1> (a)  Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold  prior  to  their  maturity  only to  qualified  institutional buyers.
<F2> (b)  At October 31, 1996, the net unrealized appreciation on investments, based on cost for  federal  income tax  purposes  of  $58,732,039,  amounted  to
          $7,906,750,  which consisted of aggregate gross unrealized appreciation of
          $8,091,645 and aggregate gross unrealized depreciation of $184,895.
<F3> (c)  Convertible into common stock of INSO Corporation.
<F4> (d)  These  securities  are required to be  converted on the date listed;  they generally may be converted prior to this date at the option of the holder.

                              -------------------


CASTLE CONVERTIBLE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996


ASSETS:
  Investments in securities, at value (cost $58,732,039),
   see accompanying schedule of investments....................                 $ 66,638,789
  Cash  .......................................................                       57,381
  Dividends and interest receivable............................                      652,760
  Prepaid expenses.............................................                          948
                                                                                ------------
      Total Assets.............................................                   67,349,878

LIABILITIES:
  Payable for investment securities purchased..................   $ 1,192,500
  Investment advisory fees payable.............................        42,152
  Directors' fees payable......................................         3,370
  Accrued expenses.............................................        61,623
                                                                  -----------
      Total Liabilities........................................                    1,299,645
                                                                                ------------

NET ASSETS applicable to 2,236,003 outstanding shares of $0.01
 par value (10,000,000 shares authorized)......................                 $ 66,050,233
                                                                                ============

NET ASSET VALUE PER SHARE......................................                 $       29.54
                                                                                =============

                       See Notes to Financial Statements.


CASTLE CONVERTIBLE FUND, INC.
STATEMENT OF OPERATIONS
for the year ended October 31, 1996


INVESTMENT INCOME:
  Income:
    Interest.................................................                $  2,612,534
    Dividends................................................                   1,522,747
                                                                             ------------
      Total Income...........................................                   4,135,281
  Expenses:
    Investment advisory fees--Note 2(a)......................  $   479,510
    Directors' fees..........................................       40,000
    Custodian and transfer agent fees........................       37,628
    Shareholder reports......................................       30,371
    Professional fees........................................       19,892
    Bookkeeping fees.........................................       18,000
    Miscellaneous............................................       34,038
                                                               -----------
    Less, earnings credits--Note 1(e)........................       (6,962)
                                                               -----------
      Total Net Expenses.....................................                     652,477
                                                                              -----------
NET INVESTMENT INCOME........................................                   3,482,804
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments...........................    3,485,300
  Net increase in unrealized appreciation of investments.....      747,343
                                                               -----------
  Net realized and unrealized gain on investments............                   4,232,643
                                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........                 $ 7,715,447
                                                                              ===========


STATEMENTS OF CHANGES IN NET ASSETS

                                                                      Year Ended           Year Ended
                                                                   October 31, 1996     October 31, 1995
                                                                   ----------------     ----------------

FROM INVESTMENT ACTIVITIES:
  Net investment income.........................................     $  3,482,804         $  3,897,234
  Net realized gain on investments..............................        3,485,300            1,733,615
  Net change in unrealized appreciation of  investments.........          747,343            5,622,436
                                                                     ---------------------------------
      Net increase in net assets resulting from operations......        7,715,447           11,253,285
                                                                     ---------------------------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income.........................................       (3,555,247)          (3,571,203)
  Net realized gains............................................       (1,587,562)          (1,798,201)
                                                                     ---------------------------------
      Total dividends...........................................       (5,142,809)          (5,369,404)
                                                                     ---------------------------------
FROM CAPITAL SHARE TRANSACTIONS:
  Shares issued to shareholders from reinvestment of dividends
   (0 shares and 16,002 shares, respectively)...................               --             386,445
                                                                     --------------------------------
      Net increase in net assets................................        2,572,638           6,270,326
                                                                     --------------------------------
NET ASSETS:
  Beginning of year.............................................       63,477,595          57,207,269
                                                                     --------------------------------
  End of year (including undistributed net investment income of
   $779,674 and $852,117, respectively).........................     $ 66,050,233        $ 63,477,595
                                                                     ================================

                       See Notes to Financial Statements.


CASTLE CONVERTIBLE FUND, INC.
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period


                                                                                 Four
                                                     Year          Year         Months
                                                     Ended         Ended         Ended
                                                  October 31,   October 31,   October 31,       Year Ended June 30,
                                                  -----------   -----------   -----------   --------------------------
                                                     1996          1995          1994*       1994      1993      1992
                                                  -----------   -----------   -----------   ------    ------    ------

Net asset value, beginning of period...........     $28.39        $25.77        $25.07      $27.29    $24.20    $22.18
                                                    ------------------------------------------------------------------
Net investment income..........................       1.56          1.74          0.52        1.62      1.68      1.70
Net realized and unrealized gain (loss) on
 investments...................................       1.89          3.29          0.58       (1.60)     3.23      2.02
                                                    ------------------------------------------------------------------
Total from investment operations...............       3.45          5.03          1.10        0.02      4.91      3.72
                                                    ------------------------------------------------------------------
Dividends from net investment income...........      (1.59)        (1.60)        (0.40)      (1.67)    (1.82)    (1.70)
Distributions from net realized gains..........      (0.71)        (0.81)           --       (0.57)       --        --
                                                    ------------------------------------------------------------------
      Total Distributions......................      (2.30)        (2.41)        (0.40)      (2.24)    (1.82)    (1.70)
                                                    ------------------------------------------------------------------
Net asset value, end of period.................     $29.54        $28.39        $25.77      $25.07    $27.29    $24.20
                                                    ==================================================================
Market value, end of period....................     $25.38        $25.63        $24.38      $22.25    $26.50    $21.25
                                                    ==================================================================

Total investment return based on market
 value per share...............................       8.14%        15.82%        11.28%      (8.41%)   34.26%    22.78%
                                                    ==================================================================

Ratios and Supplemental Data:
   Net assets, end of period
    (000's omitted)............................     $66,050      $63,478       $57,207     $55,665   $60,365   $53,537
                                                    ==================================================================
   Ratio of expenses to average net assets.....       1.03%**       1.05%**       1.04%       1.05%     1.06%     1.10%
                                                    ==================================================================
   Ratio of net investment income to average
    net assets.................................       5.44%         6.62%         6.02%       6.02%     6.50%     7.24%
                                                    ==================================================================
   Portfolio Turnover Rate.....................      63.68%        52.80%         8.65%      29.38%    52.63%    68.69%
                                                    ==================================================================
   Average Commission Rate Paid................     $.0703
                                                    ======

-------------------
<F1> *   Ratios have been annualized; total return has not been annualized.
<F2> **  Reflects total  expenses,  including fees offset by earnings  credits.  The expense  ratio net of earnings  credits would have been 1.02% and 1.03% for the years ended October 31, 1996 and 1995, respectively.

                       See Notes to Financial Statements.


CASTLE CONVERTIBLE FUND, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Summary of Significant Accounting Policies:

      Castle Convertible Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, closed-end management investment company. The Fund's investment adviser is Fred Alger Management, Inc. (the "Adviser").

      Effective October 31, 1994, the Fund changed its fiscal year end from June 30 to October 31.

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.


(a) Investment Valuation--Investments in securities are valued at 4:00 p.m. Eastern time. Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Directors. Short-term corporate notes are valued at amortized cost which approximates market value.

(b) Securities Transactions and Investment Income--Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(c) Dividends to Shareholders--Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income are declared and paid quarterly. Dividends from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

(d) Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including net realized capital gains, to its shareholders. Therefore, no federal income tax provision is required.

(e) Earnings Credits--The Fund's custodian fees have been reduced as a result of earnings credits received on overnight cash balances. Balances left on deposit with the custodian preclude their use elsewhere.

(f) Other--These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 2--Investment Advisory Fees and Other Transactions with Affiliates:


(a) Investment Advisory Fees--Fees incurred by the Fund, pursuant to the provisions of an Investment Advisory Contract (the "Contract") with the Adviser, are payable monthly and computed at an annual rate of .75% based on the average of the Fund's weekly net asset value.

      The Contract further provides that if in any fiscal year the aggregate expenses of the Fund (excluding interest, brokerage commissions, taxes and extraordinary expenses) should exceed 1.5% of the first $30 million of average net assets and 1.0% of the average net assets of the Fund over $30 million, the Adviser will reimburse the Fund for such excess expenses. For the year ended October 31, 1996, no reimbursement was required pursuant to the Contract. For the year ended October 31, 1996, the total investment advisory fee charged to the Fund amounted to $479,510, and the Adviser received $18,000 for bookkeeping services supplied to the Fund at cost.

(b) Transfer Agent Fees--Alger Shareholder Services, Inc. ("Alger Services"), an affiliate of the Adviser, serves as transfer agent for the Fund. During the year ended October 31, 1996, the Fund incurred fees of approximately $16,300 for services provided by Alger Services and reimbursed Alger Services approximately $4,900 for transfer agent related expenses paid by Alger Services on behalf of the Fund.

(c) Directors' Fees--Certain directors and officers of the Fund are directors and officers of the Adviser and Alger Services. The Fund pays each director who is not affiliated with the Adviser or its affiliates an annual fee of $8,000, payable quarterly, which is reduced proportionately by any meetings not attended during the quarter.

(d) Other Transactions With Affiliates--At October 31, 1996, the Adviser and its affiliates owned 308,756 shares of the Fund.

NOTE 3--Securities Transactions:

      During the year ended October 31, 1996,  purchases and sales of investment
securities,   excluding  short-term   securities,   aggregated  $37,722,931  and
$41,310,078, respectively.


NOTE 4--Components of Net Assets:

      At October 31, 1996, the Fund's net assets consisted of:



       Paid-in capital.........................  $ 54,012,068
       Undistributed net investment income.....       779,674
       Undistributed net realized gain.........     3,351,741
       Net unrealized appreciation.............     7,906,750
                                                 ------------
       NET ASSETS..............................  $ 66,050,233
                                                 ============

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and Board of Directors of Castle Convertible Fund, Inc.:

      We have audited the accompanying statement of assets and liabilities of Castle Convertible Fund, Inc. (a Delaware Corporation), including the schedule of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, for the four months in the period ended October 31, 1994, and for each of the three years in the period ended June 30, 1994. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Castle Convertible Fund, Inc. as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, for the four months in the period ended October 31, 1994, and for each of the three years in the period ended June 30, 1994, in conformity with generally accepted accounting principles.


                                        ARTHUR ANDERSEN LLP

New York, New York
November 19, 1996




                CASTLE  |
           CONVERTIBLE  | Meeting the challenge
                  FUND, | of investing
                   INC. |


Board of Directors

Fred M. Alger, Chairman
David D. Alger
Lester L. Colbert, Jr.
Arthur M. Dubow
Stephen E. O'Neil
Nathan E. Saint-Amand
John T. Sargent
--------------------------------------------------------

Investment Adviser

Fred Alger Management, Inc.
75 Maiden Lane
New York, N.Y. 10038
--------------------------------------------------------

Transfer Agent and Dividend Disbursing Agent

Alger Shareholder Services, Inc.
30 Montgomery Street, Box 2001
Jersey City, N.J. 07302-9811
--------------------------------------------------------

Independent Public Accountants

Arthur Andersen LLP
1345 Avenue of the Americas
New York, N.Y. 10105
--------------------------------------------------------

Results of the Annual Meeting of Shareholders

The annual meeting of the shareholders of the Fund was held on December 5, 1995. The following matters were submitted to a shareholder vote and approved:

(i) the  reelection  of the  following  directors of the
Fund: Fred M. Alger, David D. Alger,  Lester L. Colbert,
Jr.,  Arthur M.  Dubow,  Stephen  E.  O'Neil,  Nathan E.
Saint-Amand, and John T. Sargent. Each of the directors reelected received at least 2,023,459 affirmative votes and no more than 28,335 votes were withheld for any director.

(ii)  the   ratification  of  the  selection  of  Arthur
Andersen   LLP  as   the   Fund's   independent   public
accountants for the fiscal year ending October 31, 1996:
For--2,023,873; Against--11,690; Abstain--16,229.


--------------------------------------------------------

This   report   was   prepared   for   distribution   to
shareholders and to others who may be interested in current information concerning the Fund. It was not prepared for use, nor is it circulated in connection with any offer to sell, or solicitation of any offer to buy, any securities.